UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 29, 2014

VOPIA, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-188119	39-2079422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2443 Fillmore St # 380 San Francisco, CA	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 1 650-600-9910

Blue Fashion Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our board of directors and a majority of our shareholders approved an amendment to our Articles of Incorporation for the purpose of changing our name to “Vopia, Inc.” and increasing our total authorized common shares from 75,000,000 shares to 250,000,000 shares.

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on August 5, 2014 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with the name change, we have the following new CUSIP number: 929030203. We have submitted the required information to FINRA and we received an effective date of August 29, 2014 for the name change. Our new symbol is “VOPA.”

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment, dated August 5, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2014	Vopia, Inc.

/s/ Jose De La Cruz
Jose De La Cruz
Chief Executive Officer

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